Exhibit 99.1

Healthpeak Announces Closing of Holding Company Reorganization

DENVER, Feb. 10, 2023 /PRNewswire/ -- Healthpeak Properties, Inc. (NYSE: PEAK) (the “Company”) today announced the completion of its holding company reorganization (the “Reorganization”), which restructured the Company as an Umbrella Partnership Real Estate Investment Trust, or UPREIT.

The Reorganization provides additional flexibility for the Company to efficiently acquire properties in a tax-deferred manner and aligns the Company’s corporate structure with other publicly traded U.S. real estate investment trusts. The UPREIT structure allows owners to contribute property on a tax-deferred basis, subject to applicable tax requirements.

As part of the Reorganization, a new holding company (“New Healthpeak”) became the publicly traded parent company by way of an intercompany merger (the “Merger”), assuming the existing name of “Healthpeak Properties, Inc.,” while the prior corporation (“Old Healthpeak”) converted to a limited liability company called “Healthpeak OP, LLC” (“Healthpeak OP”) controlled by the publicly traded parent company (the “Conversion”).

The Reorganization is not anticipated to have any material impact on the Company’s financial position and is not expected to result in any material changes to the Company’s consolidated financial statements, outstanding debt securities, material debt facilities, or business operations. All shares of common stock of Old Healthpeak automatically converted into identical shares of the Company as part of the Reorganization, and the Reorganization will not impact the payment of the dividends declared by the Company’s board of directors and payable to stockholders of record in accordance with previously announced dividend payment dates in respect of the Company’s common stock.

The Reorganization was effective as of February 10, 2023. The Company’s shares of common stock continue to trade on the NYSE under the symbol “PEAK”. The Merger did not require stockholder approval under Maryland law and the Merger is expected to qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended, meaning that Healthpeak’s stockholders are not expected to recognize a gain or loss for federal income tax purposes as a result of the Merger.

For more information on the Reorganization, please see the Form 8-K12B that is expected to be filed by the Company with the Securities and Exchange Commission on February 10, 2023. A set of FAQs is also available on the Company’s website at https://ir.healthpeak.com/faqs.

ABOUT HEALTHPEAK PROPERTIES

Healthpeak Properties, Inc. is a fully integrated real estate investment trust (REIT) and S&P 500 company. Healthpeak owns and develops high-quality real estate in the three private-pay healthcare asset classes of Life Science, Medical Office and CCRC. At Healthpeak, we pair our deep understanding of the healthcare real estate market with a strong vision for long-term growth. For more information regarding Healthpeak, visit www.healthpeak.com.

FORWARD LOOKING STATEMENTS

Statements contained in this press release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers' intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Forward-looking statements, including, but not limited to, statements regarding the impacts of the reorganization on Healthpeak’s financial condition, business operations and financial statements and Healthpeak’s ability to realize the expected benefits of reorganization, are not guarantees of future performance and involve risks and uncertainties that may cause Healthpeak’s actual results to differ materially from Healthpeak’s expectations discussed in the forward-looking statements. This may be a result of various factors, including, but not limited to, those factors discussed in Healthpeak’s reports filed from time to time with the Securities Exchange Commission. Moreover, other risks and uncertainties of which Healthpeak is not currently aware may also affect the forward-looking statements contained herein and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by Healthpeak on its website or otherwise. Healthpeak undertakes no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise, or to update the reasons why actual results could differ from those projected in any forward-looking statements.

CONTACT

Andrew Johns, CFA

Senior Vice President – Investor Relations

720-428-5050